                                                                Exhibit 99.2(c)


                                LICENSE AGREEMENT
                               (License to Inhale)


         THIS LICENSE AGREEMENT (this "Agreement") dated as of November 4, 1999 (the "Effective Date"), is entered into between ALLIANCE PHARMACEUTICAL CORP., a New York corporation ("Alliance"), having a place of business at 3040 Science Park Road, San Diego, California 92121, and INHALE THERAPEUTIC SYSTEMS, INC., a Delaware corporation ("Inhale"), having a place of business at 150 Industrial Road, San Carlos, California 94070.


                                R E C I T A L S :

         WHEREAS, Alliance and Inhale have entered an Asset Purchase Agreement dated as of the Effective Date (as amended or restated from time to time, the "Asset Purchase Agreement"), pursuant to which Alliance assigned and sold to Inhale certain patent rights and know-how relating to the PulmoSpheres-Registered Trademark- Technology (as defined below).

         WHEREAS, pursuant to the Asset Purchase Agreement, Alliance has agreed to grant to Inhale a license under certain patent rights and know-how for use in the Inhale Field (as defined below) on the terms set forth herein, and Inhale has agreed to grant to Alliance certain rights under the License Agreement (License to Alliance) and the Product Development Rights Agreement, in each case between the parties and of even date herewith (respectively, the "License to Alliance" and the "Product Development Rights Agreement").

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS


         For purposes of this Agreement, the terms defined in this Article 1 shall have the respective meanings set forth below:

         1.1 "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. Without limitation, a Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

         1.2 "CONFIDENTIAL INFORMATION" shall mean, with respect to a party, all information of any kind whatsoever, and all tangible and intangible embodiments thereof of any kind

* INDICATES CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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whatsoever, which is disclosed by such party to the other party and is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the other party. Notwithstanding the foregoing, Confidential Information of a party shall not include information which the other party can establish by written documentation (a) to have been publicly known prior to disclosure of such information by the disclosing party to the other party, (b) to have become publicly known, without fault on the part of the other party, subsequent to disclosure of such information by the disclosing party to the other party, (c) to have been received by the other party at any time from a source, other than the disclosing party, rightfully having possession of and the right to disclose such information, (d) to have been otherwise known by the other party prior to disclosure of such information by the disclosing party to the other party, or (e) to have been independently developed by persons on behalf of the other party without access to or use of such information disclosed by the disclosing party to the other party. For purposes of this Agreement, the Purchased Assets (as defined in the Asset Purchase Agreement) shall constitute Confidential Information of Inhale subject to the provisions of clauses (a) and
(b) of the immediately preceding sentence.

         1.3 "IMPROVEMENTS" shall mean all discoveries and inventions regarding PulmoSpheres Technology in the Inhale Field, which are conceived and reduced to practice by or on behalf of Alliance (a) in the course of Alliance's practice of the license granted to Alliance under Sections 3.2 and 3.3 of the License to Alliance relating solely to Inhale's core technologies ("Core Technology") of powder processing, preparation and delivery; the formulation of powders for aerosol delivery; filling and packaging of powder formulations; and devices and methods for aerosol delivery of powder formulations ("Assignable Improvements"), or (b) either in the course of Alliance's practice of the license granted to Alliance under Sections 3.2 and 3.3 of the License to Alliance (other than Core Technology), or outside the scope of activities conducted pursuant to Alliance's practice of the license granted to Alliance pursuant to Sections 3.2 and 3.3 of the License to Alliance during the ************ **** ****** following the Effective Date ("Licensable Improvements"), in each case whether or not such Improvements are claimed in a pending patent application or an issued patent.

         1.4 "INHALE FIELD" shall mean uses of perforated microstructures within the respiratory tract, including without limitation the nasal passage; provided, however, the Inhale Field shall not include the use of perforated microstructures in connection with the direct intratracheal or direct pulmonary administration (e.g., via bronchoscope or endotracheal tube) of fluorochemicals or other liquids. For clarity, the Inhale Field includes the administration of perforated microstructures containing compounds by means of metered dose inhaler, dry powder inhaler, nasal spray, or by nebulization of perforated microstructures formulated with fluorochemicals as suspending agents, provided that the quantities of fluorochemicals so included in such formulation for nebulization do not exceed that which is commercially reasonably necessary to provide effective delivery of the active agent. It is presently anticipated that the quantities of fluorochemicals to be used for nebulization of an active agent by or on behalf of Inhale will not exceed *************.

         1.5 "LICENSE TO ALLIANCE" shall have the meaning set forth in the Recitals.

         1.6 "LICENSED KNOW-HOW" shall mean (a) all information, inventions, technology and data regarding the PulmoSpheres-Registered Trademark-Technology in the Inhale Field relating to the preparation of

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emulsions or suspensions for medical use, the incorporation of active drug substances into emulsion or suspension preparations, and the spray drying technique for making powders, including specifications for the nozzle and bulk powder collection device, which is not generally known and which is necessary or useful for Inhale to develop, manufacture, commercialize or use Products in the Inhale Field, in which Alliance now has an ownership or licensable interest, and
(b) all information and data regarding Licensable Improvements which is not generally known and which is necessary or useful for Inhale to develop, manufacture, commercialize or use Products in the Inhale Field, in which Alliance acquires an ownership or licensable interest.

         1.7 "LICENSED PATENT RIGHTS" shall mean (a) those certain patents listed on Schedule A and all foreign counterpart patent applications and patents claiming priority of such patent applications and patents; (b) all patents and patent applications in any country that claim Licensable Improvements; (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including utility, model and design patents and certificates of invention; and (d) all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or additions to any of the foregoing patent applications and patents; in each case in which Alliance now has or hereafter acquires an ownership or licensable interest.

         1.8 "PERSON" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

         1.9 "PRODUCT" shall mean a human pharmaceutical, the making, using or selling of which (i) is then covered by a Valid Claim of the Assigned Patent Rights (as defined in the Asset Purchase Agreement) or (ii) which embodies or incorporates PulmoSpheres-Registered Trademark- Technology and uses, incorporates or is based on the Know-How (as defined in the Asset Purchase Agreement) or any Licensed Know-How.

         1.10 "PRODUCT DESIGNATION PERIOD" shall have the meaning set forth in the Product Development Rights Agreement.

         1.11 "PRODUCT DEVELOPMENT RIGHTS AGREEMENT" shall have the meaning set forth in the Recitals.

         1.12 "PULMOSPHERES-Registered Trademark- TECHNOLOGY" shall mean (i) the method of manufacturing hollow and porous spray dried particles using a perfluorocarbon emulsion or other blowing agents described in the Assigned Patent Rights (as defined in the Asset Purchase Agreement), and (ii) the particles manufactured by such method, both as further described in all of the Assigned Patent Rights and Proprietary Purchased Assets (as defined in the Asset Purchase Agreement).

         1.13 "THIRD PARTY" shall mean any Person other than Alliance, Inhale and their respective Affiliates.

         1.14 "VALID CLAIM" shall mean a claim in a pending patent application or an unexpired, issued claim contained within a patent which issued therefrom and has not been found to be



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unpatentable, invalid or unenforceable by a court or other authority in the subject country from which decision an appeal is taken or can be taken.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES


         Each party hereby represents and warrants to the other party as follows:

         2.1 CORPORATE EXISTENCE. Such party is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

         2.2 AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. Such party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

         2.3 NO CONFLICT. The execution and delivery of this Agreement and the performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

                                   ARTICLE 3

                     LICENSE GRANTS; ASSIGNABLE IMPROVEMENTS


         3.1 LICENSED PATENT RIGHTS. Alliance hereby grants to Inhale an irrevocable, nonexclusive, worldwide, royalty-free (except as provided in the Asset Purchase Agreement) license (including the nonexclusive right to grant sublicenses) under the Licensed Patent Rights for use in the Inhale Field, including without limitation the right to make, use, offer for sale, sell and import Products for use in the Inhale Field.

         3.2 LICENSED KNOW-HOW. Alliance hereby grants to Inhale an irrevocable, exclusive, worldwide, royalty-free (except as provided in the Asset Purchase Agreement) license (including the exclusive right to grant sublicenses) under Licensed Know-How described in Section 1.6(a) for use in the Inhale Field, including without limitation the right to make, use, offer for sale, sell and import Products for use in the Inhale Field. Alliance hereby grants to Inhale an irrevocable, nonexclusive, worldwide, royalty-free license (including the nonexclusive right to grant sublicenses) under Licensed Know-How described in
Section 1.6(b) for use in the Inhale Field, including without limitation the right to make, use, sell, offer for sale and import Products for use in the Inhale Field.

         3.3 ASSIGNABLE IMPROVEMENTS. Alliance shall, and hereby does, grant to Inhale all right, title and interest in and to all Assignable Improvements (as defined in Section 1.3(a)), together with all intellectual property rights relating thereto (including without limitation all



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patent applications or patents claiming such Assignable Improvements). Alliance agrees promptly to disclose to Inhale any such Assignable Improvements and to execute such documents and perform such other acts as Inhale may reasonably request to obtain, perfect and enforce such rights to the Assignable Improvements and the assignment thereof.

         3.4 INHALE COVENANT. Inhale shall not knowingly use or sell products or compounds claimed in the Licensed Patent Rights or incorporating or made using the Licensed Know-How outside of the Inhale Field.

                                    ARTICLE 4

                                 CONFIDENTIALITY


         4.1 CONFIDENTIAL INFORMATION. For a period of seven (7) years following the Effective Date, each party shall maintain in confidence all Confidential Information disclosed by the other party, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to its Affiliates' and actual or potential sublicensees, directors, officers, employees, agents, consultants, clinical investigators, contractors, distributors or permitted assignees, to the extent such disclosure is reasonably necessary in connection with such party's activities in connection with its performance under and exercise of rights expressly provided in this Agreement. To the extent that disclosure is authorized by this Agreement, prior to disclosure, a party hereto shall obtain agreement of any such Person to hold in confidence and not make use of the Confidential Information of the other party for any purpose other than those permitted by this Agreement.

         4.2 TERMS OF THIS AGREEMENT. Except as otherwise provided in this
Article 4, neither party shall disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other party. Notwithstanding the foregoing, prior to execution of this Agreement, the parties shall have agreed upon the substance of information that can be used to describe the terms of this transaction, and each party may disclose such information, as modified by mutual agreement from time to time, without the other party's consent.

         4.3 PERMITTED DISCLOSURES. The confidentiality obligations contained in this Article 4 shall not apply to the extent that the receiving party (the "Recipient") is required (a) to disclose information by law, order or regulation of a governmental agency or a court of competent jurisdiction, or (b) to disclose information to any governmental agency for purposes of obtaining approval to test or market a product, provided in either case that the Recipient shall provide written notice thereof to the other party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof, and shall use reasonable efforts to secure confidential treatment of, or a protective order for, the information so required to be disclosed.



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                                   ARTICLE 5

                             LICENSED PATENT RIGHTS


         5.1 PROSECUTION AND MAINTENANCE.

             5.1.1 Subject to the provisions of Section 5.1.2 below, Alliance shall be responsible for and shall control, at its sole cost, the preparation, filing, prosecution (including oppositions) and maintenance of the Licensed Patent Rights. Alliance shall consider in good faith the interests of Inhale in so doing. Alliance (a) shall supply Inhale with a copy of each patent application within the Licensed Patent Rights as filed, together with notice of its filing date and serial number; (b) shall consult with Inhale regarding the prosecution and maintenance of claims of the Licensed Patent Rights with application in the Inhale Field, and shall implement all reasonable requests of Inhale regarding claims of the Licensed Patent Rights with application in the Inhale Field; and (c) shall inform Inhale promptly of the allowance and issuance of each patent within the Licensed Patent Rights, together with the date and patent number thereof, and shall provide Inhale with a copy of such patent as issued.

             5.1.2 If requested by Inhale *

               in the Inhale Field. With respect to each patent application and patent within the Licensed Patent Rights *

            of such patent application or patent. Inhale (a) shall *

                                                     and (b) shall *


         prior to any proposed action. Notwithstanding the foregoing, if
*




             5.1.3 Each party shall cooperate with the other party, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, filing, prosecution and maintenance of the Licensed Patent Rights.

         5.2 ENFORCEMENT OF PATENT RIGHTS.

             5.2.1 Each party shall notify the other party of any infringement known to such party of any Licensed Patent Rights and shall provide the other party with the available evidence, if any, of such infringement.

             5.2.2 Alliance shall have the right, at its sole cost and in its sole discretion, to determine the appropriate course of action to enforce the Licensed Patent Rights or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the



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Licensed Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Licensed Patent Rights, and shall consider, in good faith, the interests of Inhale in so doing.

             5.2.3 Alliance shall *

                   . All monies recovered upon the final judgment or settlement of any such action to enforce the Licensed Patent Rights shall be retained, after reimbursement of expenses, by Alliance.

             5.2.4 Notwithstanding the foregoing, Inhale shall reasonably cooperate with Alliance, at the expense of Alliance, in the planning and prosecution of any action to enforce the Licensed Patent Rights as set forth above.

             5.2.5 Alliance shall keep Inhale and its counsel reasonably informed as to the status of any such action.

         5.3 REPRESENTATION BY ALLIANCE. Alliance hereby represents and warrants to Inhale that, except as set forth on Schedule A, as of the Effective Date, Alliance does not own or control any patents or patent applications that would be infringed by the use of the PulmoSpheres-Registered Trademark- Technology in the Inhale Field, as described in the Assigned Patent Rights as of the Effective Date (as defined in the Asset Purchase Agreement).

         5.4 ENFORCEMENT OF KNOW-HOW RIGHTS. Each party shall notify the other party of any misappropriation of the Licensed Know-How in the Inhale Field known to such party and shall provide to the other party all available evidence thereof in the notifying party's possession and control. Inhale may request that Alliance enforce the Licensed Know-How against Third Party misappropriation thereof in the Inhale Field. If Alliance elects to bring an action against such Third Party, then Inhale may elect to participate at its own cost in such action, and Alliance may not enter into or permit settlement of any such action without Inhale's prior consent, not to be unreasonably withheld. In any suit brought by both parties, the parties shall share any recovery or award remaining after reimbursement of expenses equally. If Alliance does not institute an action against such Third Party to enforce the Licensed Know-How within thirty
(30) days after Inhale makes such a request, then Inhale may, at its sole cost and discretion, enforce the Licensed Know-How against such Third Party misappropriation in the Inhale Field, and Alliance shall cooperate as reasonably requested by Inhale in any suit Inhale brings against such Third Party, including without limitation being joined as a party plaintiff. Inhale shall reasonably consider the interests of Alliance in any suit brought pursuant to this Section 5.4, and shall control any such enforcement action. Inhale may enter into or permit the settlement of any such action, and shall retain all monies recovered upon the final judgment or settlement of any such action, after reimbursement of expenses. Inhale shall keep Alliance reasonably informed as to the status of any such action brought solely by Inhale.



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                                    ARTICLE 6

                                 INDEMNIFICATION


         6.1 INDEMNIFICATION. Inhale shall defend, indemnify and hold Alliance harmless from all losses, liabilities, damages and expenses (including attorneys' fees and costs) incurred as a result of any claim, demand, action or proceeding by any Third Party to the extent arising from the research, development, manufacture and sale of Products by Inhale, its Affiliates and sublicensees or the use of Products (without regard to culpable conduct), except to the extent arising from Alliance's development or commercialization of Designated Products pursuant to the License to Alliance or the gross negligence or willful misconduct of Alliance, its Affiliates or (sub)licensees (other than Inhale).

         6.2 PROCEDURE. Alliance promptly shall notify Inhale of any claim, demand, action or proceeding for which Alliance intends to claim such indemnification. Inhale shall have the right to participate in, and, to the extent Inhale so desires, jointly with any other indemnitor similarly noticed, to assume the defense thereof with a separate counsel selected by Inhale. At any time, if representation of Alliance by the counsel retained by Inhale would be inappropriate due to actual or potential conflicts of interests between Alliance and any other party represented by such counsel therein, Alliance shall have the right to retain separate counsel together with all indemnitees similarly situated, at Inhale's sole expense. The indemnity agreement in this Article 6 shall not apply to amounts paid in settlement of any claim, demand, action or proceeding if such settlement is effected without the consent of Inhale, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to Inhale within a reasonable time after the commencement of any such action or proceeding, if prejudicial to its ability to defend such action or proceeding, shall relieve Inhale of any liability to Alliance under this Article 6, but the omission to deliver such notice to Inhale shall not relieve it of any liability that it may have to Alliance other than under this Article 6. Alliance, its employees and agents, shall reasonably cooperate with Inhale and its legal representatives in the investigation and defense of any claim, demand, action or proceeding covered by this indemnification.

         6.3 INSURANCE. Inhale shall maintain liability insurance (including product liability insurance) with respect to the research, development, manufacture and sale of Products by Inhale, its Affiliates and sublicensees in such amount as Inhale customarily maintains with respect to the research, development, manufacture and sales of its similar products. Inhale shall maintain such insurance for so long as it or its Affiliates or sublicensees continues to research, develop, manufacture or sell Products, and thereafter for so long as Inhale customarily maintains such insurance covering the research, development, manufacture or sale of its similar products.

                                    ARTICLE 7

                                   ARBITRATION


         Any dispute, controversy or claim initiated by either Inhale or Alliance arising out of, resulting from or relating to this Agreement, or the performance by either party of its obligations under this Agreement (other than bona fide third party actions or proceedings filed or instituted in an action or proceeding by a Third Party against Inhale or Alliance), shall be finally resolved



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by binding arbitration. Whenever Inhale or Alliance shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other. Either party may, notwithstanding this Agreement, seek from any judicial authority pre-award interim, provisional or conservatory relief that may be necessary to protect the rights of that party pending the arbitrator's determination of the merits of the controversy. Discovery in any arbitration proceeding under this Article 7 shall be permitted as set forth in the Federal Rules of Civil Procedure with respect to the performance by the parties of their obligations under this Agreement and such other matters as the arbitrator may determine (it being the intent of the parties that full discovery occur with respect to the salient facts). The parties shall apply the Rules of Federal Evidence to the hearing. Any such arbitration shall be conducted under the Comprehensive Rules for Commercial, Real Estate and Construction Cases of the Judicial Arbitration & Mediation Services by a single arbitrator chosen by mutual consent of Inhale and Alliance. Should Inhale and Alliance fail to agree on the selection of an arbitrator, Inhale and Alliance shall each appoint one arbitrator and the two arbitrators shall agree upon a neutral third arbitrator to serve as the sole arbitrator. Any such arbitration shall be held in San Carlos if initiated by Alliance, and in San Diego if initiated by Inhale. The arbitrator shall render his or her decision within thirty (30) days of the completion of the arbitration. The arbitrator shall have the authority to allocate between the parties the costs of arbitration in such equitable manner as he or she determines. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations or the provisions of this Agreement. The parties hereby waive their right to a jury trial in connection with any matter submitted for resolution by arbitration hereunder, except as provided in the last sentence hereof. Notwithstanding the foregoing, disputes regarding the validity, scope or enforceability of patents shall be submitted to a court of competent jurisdiction in the country where such patent has issued.


                                    ARTICLE 8

                                  MISCELLANEOUS


         8.1 NOTICES. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties to the other shall be in writing and delivered to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

         If to Alliance:   Alliance Pharmaceutical Corp.
                           3040 Science Park Road
                           San Diego, California 92121
                           Attention:  President

         With copies to:   Lloyd A. Rowland
                           Vice-President and General Counsel
                           Alliance Pharmaceutical Corp.
                           3040 Science Park Road
                           San Diego, California 92121

         If to Inhale:     Inhale Therapeutic Systems
                           150 Industrial Road
                           San Carlos, California 94070
                           Attention: Legal Department

         With copies to:   Cooley Godward LLP
                           Five Palo Alto Square
                           3000 El Camino Real
                           Palo Alto, California 94306
                           Attention: Robert L. Jones, Esq.


         8.2 SEVERABILITY. In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstance other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

         8.3 WAIVER. No failure or delay on the part of any party to exercise any right under this Agreement, operate as a waiver of such right; and no single or partial exercise of any such right shall preclude any other or further exercise thereof or of any other right. No party shall be deemed to have waived any claim arising out of this Agreement, or any right under this Agreement, unless the waiver of such right is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

         8.4 ASSIGNMENT. Except as otherwise expressly provided under this Agreement neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other party; PROVIDED, HOWEVER, that either party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger, consolidation, change in control or similar transaction and further provided that Inhale may not assign its rights under this Agreement to an entity that has fewer than two hundred
(200) employees without Alliance's prior written consent, not to be unreasonably withheld and Alliance may not assign its rights and obligations under this Agreement unless it concurrently assigns its rights and obligations under the Product Development Rights Agreement and the License to Alliance. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 8.4 shall be void.

         8.5 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof.

         8.6 ENTIRE AGREEMENT. This Agreement, together with the Asset Purchase Agreement, License to Alliance and the Product Development Rights Agreement between the parties of even date herewith, contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied representations, agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties.

         8.7 INDEPENDENT CONTRACTORS. Each party hereby acknowledges that the parties shall be independent contractors and that the relationship between the parties shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other party, without the prior consent of the other party to do so.

         8.8 NO FURTHER RIGHTS. Except as otherwise expressly provided in this Agreement, under no circumstances shall a party, as a result of this Agreement, obtain any ownership interest, license or other right in any invention, discovery, composition or other technology, or in any patent right or other intellectual property right, of the other party. No rights other than those expressly provided in this Agreement are granted to either party hereunder, and no additional rights shall be deemed granted, by implication, estoppel or otherwise.

         8.9 LIMITATION OF LIABILITY. EXCEPT AS OTHERWISE SET FORTH IN ARTICLE 6 ABOVE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

         8.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed an original.

         8.11 LICENSE ON EARLY TERMINATION OR BANKRUPTCY. All rights or licenses granted under or pursuant to this Agreement by Alliance to Inhale hereunder are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under
Section 101 of the U.S. Bankruptcy Code. Alliance agrees that Inhale, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code with respect to the licenses granted to Inhale under such intellectual property. Alliance further agrees that, in the event of the commencement of a bankruptcy proceeding by or against Alliance under the U.S. Bankruptcy Code, Inhale shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to Inhale (i) upon any such commencement of a bankruptcy proceeding upon Inhale' written request therefor, unless Alliance elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of Alliance upon written request therefore by Inhale.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                            ALLIANCE PHARMACEUTICAL CORP.


                            By:    /s/
                                ------------------------------------------------

                            Name:  Theodore D. Roth
                                   ---------------------------------------------

                            Title: President and Chief Operating Officer
                                   ---------------------------------------------


                            INHALE THERAPEUTIC SYSTEMS, INC.


                            By:   /s/
                                ------------------------------------------------

                            Name: Brigid A. Makes
                                  ----------------------------------------------

                            Title: Vice President and Chief Financial Officer
                                   ---------------------------------------------

                                   SCHEDULE A

                             LICENSED PATENT RIGHTS

                            U.S. Patent No. 5,770,181
                            U.S. Patent No. 5,496,535
                            U.S. Patent No. 5,531,219
















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